UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2021

FORMA THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39333	37-1657129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Forma Therapeutics Holdings, Inc.

500 Arsenal Street, Suite 100

Watertown, Massachusetts 02472

(Address of principal executive offices, including zip code)

(617) 679-1970

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	FMTX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

On March 30, 2021, Forma Therapeutics Holdings, Inc. announced its financial results for the year ended December 31, 2020. A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure

On March 30, 2021, Forma Therapeutics Holdings, Inc. issued a press release, a copy of which is furnished herewith as Exhibit 99.2 to this Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.2 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 8.01	Other Events

On March 30, 2021, the Company announced new data from its ongoing randomized, placebo-controlled, multi-center Phase 1 trial of FT-4202 in patients with sickle cell disease (SCD) that support the evaluation of safety and efficacy of FT-4202 in a Phase 2/3 trial. FT-4202 is a novel investigational selective red blood cell pyruvate kinase-R (PKR) activator being developed by the Company as a disease-modifying therapy for the treatment of SCD. Aggregate findings from the placebo-controlled cohorts of the Phase 1 trial demonstrated 10 of 14 patients (71%) who received FT-4202 achieved a hemoglobin increase of greater than or equal to 1 g/dL from baseline with once-daily dosing of FT-4202 during 14 days of treatment. Based on a trend toward increasing response over the treatment period, the potential exists for additional benefit when dosing beyond 14 days; this is being explored in the ongoing open label extension, which is dosing patients at 400 mg daily for 12 weeks.

The data also showed activation of PKR by FT-4202 increased sickle RBC survival and reduced intravascular hemolysis in patients with SCD based on a reduction in reticulocytes, bilirubin and LDH levels.

Change in hematologic and hemolytic parameters at end of 14-day treatment as compared to baseline in FT-4202-treated patients (median change)
Dose Cohort	Hb ≥ 1 g/dL	Reticulocytes ↓	LDH ↓	Bilirubin ↓
300 mg	6/7 (1.2 g/dL)	7/7 (-60%)	6/7 (-36%)	7/7 (-35%)
600 mg	4/7 (1.0 g/dL)	7/7 (-45%)	4/7 (-5%)	7/7 (-41%)
Combined	10/14 (1.2 g/dL)	14/14 (-57%)	10/14 (-20%)	14/14 (-37%)

While the data from the 600 mg cohort of patients remain blinded, initial analysis of the cohort suggests FT-4202 has a similar safety and tolerability profile as the 300 mg cohort, despite the doubling of the dose. No dose-limiting toxicities or treatment-related adverse events (AE) were reported, and the overall AE profile of the 600 mg cohort was consistent with the 300 mg cohort.

Unblinded 600 mg cohort data are expected to be reported at an upcoming medical conference in Summer 2021, in addition to initial results from the ongoing open label extension.

Statements contained under this Item 8.01, including Exhibit 99.2, regarding matters that are not historical facts are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to: the Company's guidance regarding its business plans and objectives for FT-4202, including the therapeutic potential and clinical benefits thereof, as well as the safety and tolerability of FT-4202 and future clinical development plans; expected timing and results of the Company’s ongoing open label extension trial for FT-4202; and the potential impact of COVID-19 on patient retention, strategy, future operations and clinical trials.

Any forward-looking statements are based on management's current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include: risks related to the impact of public health epidemics affecting countries or regions in which we have operations or do business, such as COVID-19, which has been labelled a pandemic by the World Health Organization, including potential negative impacts on the Company’s employees, manufacturers, supply chain and production as well as on global economies and financial markets; the company's ability to execute on its strategy; positive results from a clinical study may not necessarily be predictive of the results of future or ongoing clinical studies; regulatory developments in the United States; and risks related to the competitive landscape. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause the Company’s actual results to differ from those contained in the forward-looking statements, see the section entitled "Risk Factors" in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, filed with the Securities and Exchange Commission (SEC), as well as discussions of potential risks, uncertainties, and other important factors in the Company’s other filings with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01.	Exhibits

(d) Exhibits

99.1	Press release issued by Forma Therapeutics Holdings, Inc. on March 30, 2021, furnished herewith.
99.2	Press release issued by Forma Therapeutics Holdings, Inc. on March 30, 2021, furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORMA THERAPEUTICS HOLDINGS, INC.

Date: March 30, 2021	By:	/s/ Jeannette Potts
Jeannette Potts, Ph.D., J.D.
SVP, General Counsel

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